Ex 10.21(a)

Glen Rose Petroleum Corporation
One Energy Square
4925 Greenville Avenue
Suite 200
Dallas, TX 75206

1.5% PER MONTH SENIOR SECURED NOTE AND WARRANT PURCHASE AGREEMENT

As of August 5th, 2009

TO: Dr. Howard Berg ("Purchaser")

Glen Rose Petroleum Corporation, a Delaware corporation (the "Company"), hereby agrees with Purchaser as follows:

ARTICLE I
PURCHASE AND SALE OF NOTE

Section 1.01 The Note. The Company has authorized the issuance and sale to the Purchaser of $250,000 Principal 1.5% Per Month Senior Secured Note of the Company (the "Note"). The Note issued to the Purchaser pursuant to this Agreement may be referred to in this Agreement as the "Note."

Said Note shall be in the form attached as Exhibit A to this Purchase Agreement.

Section 1.02 The Warrants. The Purchaser shall receive cashless warrants to subscribe for new shares of Common Stock of the Company as to 250,000 shares of Common Stock at $0.33 expiring January 3rd 2011 in the form attached as Exhibit C and 250,000 shares of common stock at $0.67 expiring August 3rd 2012 in the form attached as Exhibit D. Common shares issued upon the execution of the Warrants shall carry a restrictive legend unless such shares are subject to an effective registration statement.

Section 1.03 Purchase and Sale of Note and Warrants at Initial Closing. The Company hereby agrees to issue and sell to Purchaser, and subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, Purchaser agrees to purchase from the Company a Note in the principal amount of $250,000 contemporaneous with the execution of this Agreement. Upon the receipt of said payment, the Company shall to Purchaser a fee of $7,500 for providing said loan, which may be netted out of the payment to obtain the Note. Such purchase and sale shall take place at the closing (the "Closing") to be held

at the offices of the Company at One Energy Square, 4925 Greenville Avenue, Suite 200, Dallas, Texas 75206 on August 3rd, 2009 at 1:00 p.m., or at such other time and place as the Company and Purchaser mutually agree upon, orally or in writing. At the Closing, the Company shall deliver to Purchaser the duly-executed Note being purchased by such Purchaser in the form attached as Exhibit A to this Agreement and Security Agreement for such Note in the form attached as Exhibit B to this Agreement and a signed and properly authenticated 1.5% per Month Senior Secured Note and Warrant Purchase Agreement.

ARTICLE II
CONDITIONS TO PURCHASERS' OBLIGATIONS

The obligations of Purchaser to purchase Note at the Closing are subject to the fulfillment, at or prior to such Closing, of each of the following conditions, unless otherwise waived:

Section 2.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true and correct on the date of the Closing.

Section 2.02 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

Section 2.03 Certificate of Incorporation. The Company shall have filed the Certificate of Incorporation with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

Section 2.04 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note pursuant to this Agreement shall be obtained and effective as of such Closing and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser as follows, each of which representation and warranty is true and correct as of the date hereof and will be true and correct as of the Closing:

Section 3.01 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted, to execute, deliver and perform this Agreement and to issue, sell and deliver the Note of the Company (the "Note").

Section 3.02 Authorization of Agreements, Etc. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the issuance, sale and delivery of the Note have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, as amended, or the Bylaws of the Company, as amended, or will not result in a violation of any provision of any indenture, agreement or other instrument to which the Company, or any of its properties or assets is bound, or conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, encumbrance, or, to the Company's knowledge, claim of any nature whatsoever upon any of the properties or assets of the Company, the result of any of which would have a material adverse effect on the business or assets of the Company.

Section 3.03 The issuance, sale or delivery of the Note are not subject to any preemptive right of stockholders of the Company that has not been waived or to any right of first refusal or other right in favor of any person that has not been waived.

Section 3.04 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Note, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than applicable state and federal securities laws and liens or encumbrances created by or imposed by Purchaser. The Note will be issued in compliance with all applicable federal and state securities laws.

Section 3.05 Governmental Approvals. No registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the issuance, sale and delivery of the Note and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

Section 3.06 Capitalization; Status of Capital Stock. Immediately prior to the Closing, the Company has authorized and unissued Common Shares in excess of the number of shares to be delivered pursuant to Warrants issued pursuant to this agreement. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. The Company is not a party to, and to the best of the Company's knowledge, there are, no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting of the capital stock of the Company to be issued to Purchaser upon execution of said Warrants.

Section 3.07 No Insolvency. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Company or any of its assets or properties, is

pending or, to the knowledge of the Company, threatened. The Company has not taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

Section 3.08 Disclosure. Neither this Agreement nor any other agreement, document, certificate or written statement furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby (which has not subsequently been supplemented) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to the Company that: (a) Purchaser has full power and authority to enter into and perform this Agreement in accordance with its terms; (b) Purchaser has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to discuss and review the Company's business, management and financial affairs with the Company's management as it deemed necessary; (c) the Note and Warrants and any Common Shares to be issued upon conversion of said Note or Warrant is being purchased by Purchaser are being or will be acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; (d) it understands that (1) the Note, Warrants, and Common Shares to be issued upon execution of the Warrants have not been and will not be registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant and the regulations promulgated thereunder, (2) the Note, Warrants, and Common Shares to be issued upon execution of the Warrants must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (3) the Note, Warrants, and Common Shares to be issued upon execution of the Warrants will bear legends to such effect and (iv) the Company will make a notation on its transfer books to such effect.

ARTICLE V
COVENANTS OF THE COMPANY AND PURCHASER

The Company hereby covenants and agrees with Purchaser, except as otherwise specifically provided in this Article V, so long as such Purchaser continues to own Note or Warrants, as follows:

Section 5.01 Piggyback Registration Rights. If the Company files a registration statement with the U.S. Securities and Exchange Commission, the Company shall provide 10 days notice to Purchaser of said registration statement and include Purchaser's shares acquired under this Agreement in said Registration Statement at Purchaser's option. Purchaser acknowledges that plans to file a registration statement may be material non-public information and hereby covenants not to trade in company shares between the time of receipt of notice of the planned registration statement filing and the actual filing of the registration statement. Purchaser's registration rights shall not apply to Form S-8 registration statements.

Section 5.02 Termination of Covenants. The covenants of the Company set forth in Sections 5.01 shall terminate in all respects upon the removal of the restrictive legend referenced in Section 1.01 herein from Purchaser's share certificate or certificates.

Section 5.03 Publicity. Purchaser and the Company acknowledge that upon the execution of this Agreement, the Company may be required to file a Form 8-K with the Securities and Exchange Commission under Items 1.01 and 3.02 of Form 8-K relating to the entry into a material definitive agreement and the unregistered sale of equity securities and that said Form 8-K may contain a copy of this Agreement as an exhibit. The Company's decision to file a Form 8-K and attach a copy of this Agreement, or to issue a press release about this agreement, shall be within the Company's sole discretion.

ARTICLE VI
MISCELLANEOUS

Section 6.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 6.02 No Brokers. No non-party to this Agreement has acted directly or indirectly as a broker, finder or financial advisor for any Party in connection with the negotiations relating to the transactions contemplated by this Agreement, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of any Party, except as stated herein.

Section 6.03 Amendments, Waivers and Consents. Notwithstanding any other provisions of this Agreement to the contrary, changes in or additions to this Agreement may be made, and compliance with any provision herein may be omitted or waived, if the Company obtains written consent from Purchaser.

Section 6.04 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed, sent via facsimile or hand-delivered:

If to Purchaser:

Dr. Howard Berg
101 Old Short Hills Road
Suite 520
West Orange, NJ 07052

If to the Company:

Glen Rose Petroleum Corporation
400 Rella Boulevard
Montebello, NY 10901
Attention: Walter Reissman

or at such other address as shall be designated by Purchaser or the Company in a written notice to the other parties complying as to delivery with the terms of this Section 6.03.

All such notices, requests, demands and other communications shall be effective: (i) when mailed (registered mail, return receipt requested, postage prepaid), when deposited in the mail, (ii) when sent via facsimile, when acknowledgment of complete transmission is received, and (iii) when hand-delivered, on such date of hand-delivery, unless otherwise provided herein.

Section 6.05 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and Purchaser and their respective heirs, successors and assigns.

Section 6.06 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other instrument or document delivered in connection herewith shall survive the execution and delivery hereof or thereof.

Section 6.07 Prior Agreements. This Agreement constitutes the entire agreement between the parties hereto and supersedes any other prior understandings or agreements among them concerning the subject matter hereof.

Section 6.08 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Section 6.09 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Delaware.

Section 6.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 6.11 Other Interpretive Matters. Unless a clear contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any gender includes each other gender, the masculine, the feminine and neuter; (c) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof (and without giving effect to any amendment or modification that would not be permitted in accordance with the terms hereof);

(d) reference to any applicable law means such applicable law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any particular provision of any applicable law shall be interpreted to include any revision of or successor to that provision regardless of how numbered or classified; (e) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular section or other provision hereof; and (f) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; (g) "or", "either" and "any" are not exclusive.

Section 6.12 Construction. The parties hereto have participated in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 6.13 Arbitration.

(a) Upon the request of any Party, any dispute, controversy or claim arising out of or in connection with, or relating to, employee stock options held by Purchaser, this Agreement or any breach or alleged breach hereof shall be submitted to, and settled by, binding arbitration in New York County, New York administered by the American Arbitration Association ("AAA") in accordance with the Commercial Arbitration Rules and the Optional Rules for Emergency Measures of Protection of AAA.

(b) The disputing Parties may also agree to arbitration at any time or at any other place or under any other form of arbitration mutually acceptable to the Parties so involved. The AAA arbitration award shall be final and binding, and a court having jurisdiction may enter judgment upon the award rendered by the arbitrator(s).

(c) The Parties hereby irrevocably consent and submit to the jurisdiction of any federal or state court in the New York County, New York, for this purpose and waive any objections to such judgment based on venue and/or forum non conveniens. Any provisional remedy which would be available from a court of law shall be available from the arbitrator(s) to the Parties to this Agreement pending arbitration. Three neutral arbitrators chosen by AAA shall conduct the arbitration.

(d) The Parties agree to request that AAA provide arbitrator(s) with experience with oil and gas exploration and production business such as Glen Rose Petroleum Corporation

(e) The Parties shall equally bear the arbitration expenses, provided that each Party shall pay for and bear the cost of its own experts, evidence, and counsel's fees.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first above written.

Glen Rose Petroleum Corporation

By: ______________________________
Name: Andrew Taylor-Kimmins
Title: Chairman & President

PURCHASER:

Dr. Howard Berg

By: ______________________________
Name: Dr. Howard Berg

EXHIBIT A

FORM OF NOTE

EXHIBIT B

FORM OF SECURITY AGREEMENT

EXHIBIT C

FORM OF $.33 WARRANTS

EXHIBIT D

FORM OF $.67 WARRANTS